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                                                                  EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Stephen P. Casper, President and Principal Executive Officer and William E. Vastardis, Treasurer and Principal Financial Officer of FFTW Funds, Inc. (the "Registrant"), each certify to the best of their knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Stephen P. Casper
-----------------------------------------
Stephen P. Casper
President and Principal Executive Officer


Date: March 5, 2004
      -------------


/s/ William E. Vastardis
-----------------------------------------
William E. Vastardis
Treasurer and Principal Financial Officer


Date: March 5, 2004
      -------------


This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.